Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

We, William T. Yeates, Chief Executive Officer, and Paul E. Ross, Vice President—Finance, Treasurer and Chief Financial Officer of Power-One, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(i)            the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2006
/s/ WILLIAM T. YEATES
William T. Yeates
Chief Executive Officer
(Principal Executive Officer)
/s/ PAUL E. ROSS
Paul E. Ross
Vice President—Finance, Treasurer and
Chief Financial Officer
(Principal Financial Officer)